UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 19, 2010

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32563 (Commission File Number)	23-2956944 (IRS Employer Identification Number)
4826 Hunt Street Pryor, Oklahoma 74361 (Address of Principal Executive Offices)
(918) 825-0616 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

            At the Annual Meeting held on May 19, 2010, in Tulsa, Oklahoma, the Company’s stockholders approved the two proposals listed below. The final results for the votes regarding each proposal are set forth below.  The proposals are described in detail in the Company’s Proxy Statement.

            1.         Elect directors for one-year terms expiring at the Company’s annual meeting in 2011:

Name	Votes FOR	Votes Withheld	Broker Non-Votes
Gary P. Arnold	5,174,854	35,222	1,960,278
Steven R. Berlin	5,174,829	35,247	1,960,278
John C. Guttilla	5,173,519	36,557	1,960,278
Douglas E. Hailey	5,162,618	47,458	1,960,278
Jeffrey S. Schoen	5,173,419	36,657	1,960,278
Jay Shuster	4,761,178	448,898	1,960,278
Robert A. Snyder	5,173,619	36,457	1,960,278

            2.         Ratify HoganTaylor LLP as the Company’s independent registered public accounting firm for 2010:

Votes FOR	Votes AGAINST	Abstentions
7,157,322	11,620	1,412

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: May 25, 2010	By:	/s/ Keith Schroeder
Keith Schroeder
Chief Financial Officer